UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:                               811-22302

Multi-Manager Master Portfolio, LLC

(Exact name of registrant as specified in charter)

GenSpring Family Offices, LLC     150 South U.S. Highway 1, Suite 300      Jupiter, FL 33477

(Address of principal executive offices)

David W. Reidy

GenSpring Family Offices, LLC

150 South U.S. Highway 1, Suite 300

Jupiter, FL 33477

(Name and address of agent for service)

Registrant’s telephone number, including area code:     561-746-8444

Date of fiscal year end:    March 31

Date of reporting period:    June 30, 2012

Item 1. Schedule of Investments.

Multi-Manager Master Portfolio, LLC

(A Limited Liability Company)

Schedule of Investments

June 30, 2012

(Unaudited)

					% of
	Acquisition			Fair	Members’
	Date	Cost	Shares	Value	Capital

Investments in Investment Vehicles (71.20% of Members’ Capital)
Credit Strategies (15.00% of Members’ Capital)
Long-Short Credit
Brigade Leveraged Capital Structures Fund, LP	7/1/2009	$8,488,877		$10,839,621	2.74%
Mortgage Related
Halcyon Asset Backed Value Fund, LP(1)	9/1/2010	20,000,000		23,395,384	5.92%
Magnetar Structured Credit Fund, LP(1)	1/1/2011	23,333,333		25,064,592	6.34%
Total Mortgage Related				48,459,976
Total Credit Strategies (Cost $51,822,210)				59,299,597
Equity Strategies (15.83% of Members’ Capital)
Long-Short Emerging
Sansar Capital Special Opportunity Fund, LP(1)	7/1/2009	3,731,444		4,115,919	1.04%
Long-Short U.S.
Marble Arch QP Partners, LP	7/1/2009	12,122,826		22,201,982	5.61%
Low Net Sector
Cygnus Utilities, Infrastructure & Renewables, LLC	9/1/2010	5,000,000		5,096,643	1.29%
Low Net U.S.
Axial Capital Institutional, LP	7/1/2009	19,980,295		15,993,848	4.04%
Market Neutral
Two Sigma ABS Return Fund, LP(1)	3/1/2012	15,000,000		15,204,253	3.85%
Total Equity Strategies (Cost $55,834,565)				62,612,645
Event Driven Strategies (4.84% of Members’ Capital)
Litespeed Partners, LP	9/30/2011	152,300		145,515	0.04%
Orange Capital Domestic I, LP	7/1/2009	16,973,969		18,975,922	4.80%
Total Event Driven Strategies (Cost $17,126,269)				19,121,437
Global Trading (10.63% of Members’ Capital)
Global Macro
AIP Global Macro Fund, LP	4/1/2012	15,000,000		14,771,320	3.74%
Managed Futures
ACL Alternative Fund Limited	10/1/2009	27,707,734	108,510	27,241,391	6.89%
Total Global Trading (Cost $42,707,734)				42,012,711
Multi-Strategy (24.90% of Members’ Capital)
D.E. Shaw Composite Fund, LLC	7/1/2009	27,112,672		32,527,733	8.23%
Elliott Associates, LP	7/1/2009	40,398,322		51,281,572	12.97%
Stratus Feeder, LLC Class 1X(1)	2/1/2012	15,000,000		14,448,531	3.65%
Taconic Opportunity Fund, LP	7/1/2009	174,104		197,394	0.05%
Total Multi-Strategy (Cost $82,685,098)				98,455,230
Total Investments (71.20% of Members’ Capital) (Cost $ 250,175,876)				281,501,620
Other Assets in Excess of Liabilities (28.80% of Members’ Capital)				113,893,427
Total Members’ Capital (100%)				$395,395,047

All securities are non-income producing.

All securities are restricted and represent 71.20% of total Members' Capital.

Refer to Note 4, Investments in Portfolio Securities, for information regarding the liquidity of the Master Portfolio's investments.

(1)	Investment Vehicles in which ownership by the Master Portfolio exceeds 5%. Refer to Note 4, Investments in Portfolio Securities, for additional information.

See accompanying notes to Schedule of Investments.

MULTI-MANAGER MASTER PORTFOLIO, LLC

 (A Limited Liability Company)

Notes to Schedule of Investments

June 30, 2012

(Unaudited)

(1)	Organization

Multi-Manager Master Portfolio, LLC (the “Master Portfolio”) is a limited liability company that was organized under the laws of the State of Delaware on May 1, 2009. The Master Portfolio is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Portfolio is the master fund in a master-feeder structure in which there are currently two feeder funds that are registered with the SEC under the 1940 Act and one feeder fund that is a limited duration company organized under Cayman law (Multi-Manager Cayman Portfolio, LDC, the “Offshore Portfolio”) through which one of the feeder funds invests in the Master Portfolio, and through which non-U.S. investors may participate in the investment program of the Master Portfolio.

Under Delaware law and the Master Portfolio’s Limited Liability Company Agreement (the ‘‘LLC Agreement’’), each member of the Master Portfolio is liable for the debts, obligations and liabilities of the Master Portfolio only to the extent of any contributions to the capital of the Master Portfolio (plus any accretions in value thereto) and a member, in the sole discretion of the board of directors (the “Board”), may be obligated to return to the Master Portfolio amounts distributed to the member in accordance with the LLC Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Master Portfolio exceed the fair market value of the Master Portfolio’s assets.

The Master Portfolio’s investment objective is to seek long-term capital appreciation, while attempting to reduce risk and volatility. The Master Portfolio seeks to achieve its investment objective by allocating assets and investing in a diversified portfolio of private investment companies, typically referred to as hedge funds, and closed-end investment companies (each an “Investment Vehicle” and collectively, “Investment Vehicles”), open-end registered investment companies, exchange-traded funds, and segregated managed accounts. The Master Portfolio may also invest directly in equity securities, fixed income securities, mortgage-backed and asset-backed securities, foreign investments and derivatives.

The Board has overall responsibility for the management and control of the operations of the Master Portfolio. Under the supervision of the Board, GenSpring Family Offices, LLC (the “Adviser”), a Florida limited liability company and wholly-owned subsidiary of SunTrust Banks, Inc. (a financial holding company), is the manager of, and adviser to, the Master Portfolio.

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Under an investment advisory agreement with the Master Portfolio (the “Advisory Agreement”), the Adviser is responsible for developing, implementing, and supervising the Master Portfolio’s investment program, under the supervision of the Board.

Under the Master Portfolio’s organizational documents, the Master Portfolio’s officers and directors and the Adviser are indemnified against certain liabilities arising out of the performance of their duties and responsibilities with respect to the Master Portfolio. In the normal course of business, the Master Portfolio enters into contracts with service providers, which also provide for indemnifications by the Master Portfolio for certain liabilities arising out of their duties and responsibilities for the Master Portfolio. The Master Portfolio’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Portfolio. However, based on experience, the Adviser expects the risk of loss to be remote. In addition, the Master Portfolio has purchased a Directors and Officers/Errors and Omissions insurance policy, which provides coverage for certain liabilities arising out of the performance of the Master Portfolio’s officers and directors duties and responsibilities for the Master Portfolio, subject to various exclusions. The Adviser also has similar insurance coverage for its errors and omissions and other liabilities arising out of its duties and responsibilities for the Master Portfolio.

(2)	Summary of Significant Accounting Policies and Practices

(a) Basis of Accounting

The accounting and reporting policies of the Master Portfolio conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b) Cash Equivalents

The Master Portfolio considers all unpledged temporary investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) Investment Securities Transactions

The Master Portfolio records securities transactions on a trade-date basis.

Generally, the investments in Investment Vehicles are recorded whereby the Master Portfolio records the investment at its acquisition cost and adjusts for additional contributions to or withdrawals from the Investment Vehicles.

(d) Valuation of Investments

The valuation of the Master Portfolio’s investments is determined on the last business day of each month, or as set forth in the Master Portfolio’s registration statement, by the Adviser’s valuation committee (“Adviser Valuation Committee”) in accordance with procedures adopted by the Board, subject to the direction and oversight of the Board. The Master Portfolio’s valuation procedures require the Adviser, or its delegate, including Citi Fund Services Ohio, Inc., as administrator, to consider all relevant information for determining the value of the Master Portfolio’s securities and assets, including the Master Portfolio’s underlying Investment Vehicles.

Investments held and valued by the Master Portfolio are as follows:

•	Investment Vehicles – Investments in Investment Vehicles are ordinarily carried at fair value based on the Master Portfolio’s ownership interest in the Investment Vehicle and the value of the net assets of the Investment Vehicle, as provided to the Master Portfolio by the investment manager or the administrator of such Investment Vehicle. These Investment Vehicles value their underlying investments in accordance with policies as described by such Investment Vehicles in their financial statements and operating agreements. Prior to investing in any Investment Vehicle, the Adviser, as part of the due diligence process, conducts a review of the management and operations of that Investment Vehicle. Based on this due diligence review, the Adviser reasonably believes that valuation policies of the Investment Vehicles in which the Master Portfolio invests require that portfolio securities that are publicly traded or traded through the dealer market are valued at their market value, and that all other securities, including privately placed and otherwise illiquid securities, are valued at their fair value. All of the Master Portfolio’s valuations utilize financial information supplied by each Investment Vehicle and are net of management and estimated performance/incentive fees or allocations payable to the Investment Vehicles’ managers pursuant to the Investment Vehicles’ agreements.

The Adviser will also consider terms and conditions of the Master Portfolio’s agreement with the respective Investment Vehicle and other market considerations that may affect its fair value to determine whether it is appropriate to adjust the reported value to reflect fair value. Generally, the fair value of the Master Portfolio’s interest in an Investment Vehicle will represent the amount that the Adviser believes it could reasonably expect to receive from an Investment Vehicle if the Master Portfolio withdrew all of its capital from the Investment Vehicle at the time of valuation, based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. Because of the inherent uncertainty of valuation, fair value may differ from the value that would have been used had a ready market for the investments in Investment Vehicles existed and such differences may be material.

•	Restricted Securities – All of the Master Portfolio’s investments are restricted as to resale. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended, or that may be sold only in a privately negotiated transaction pursuant to an exemption from registration.

Investment Vehicles held by the Master Portfolio may utilize various types of investments and investment strategies, including those described below. Although the Master Portfolio did not invest in any investments other than Investment Vehicles during the period ended June 30, 2012, the Master Portfolio is permitted to directly invest in the same types of investments and investment strategies. The discussion below applies to the Investment Vehicles and to the Master Portfolio.

•	Mutual Funds – Investments in open-end investment companies are valued at net asset value.

•	Securities Listed on a Securities Exchange or Over-the-Counter Exchanges – In general, the Investment Vehicles value securities at their last sales price on the date of determination, or if no sale occurred on such date, then at their composite ‘‘bid’’ prices for securities held long, or their composite ‘‘ask’’ prices for securities held short. If no such prices are readily available, the securities are valued at fair value as determined in good faith in accordance with procedures approved by the Investment Vehicle.

•	Short Sales – The Investment Vehicles may engage in short sales (selling securities they do not own) as a part of their normal investment activities. An Investment Vehicle incurs a loss if the price of the security increases between the date of the short sale and the date on which the Investment Vehicle replaces the borrowed security. An Investment Vehicle realizes a gain if the price of the security declines between those dates. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Investment Vehicles.

•	Repurchase Agreements – The Investment Vehicles may purchase securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (‘‘Repurchase Agreement’’). A third party custodian bank takes possession of the underlying securities (‘‘collateral’’) of a Repurchase Agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Investment Vehicles have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the Repurchase Agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

•	Reverse Repurchase Agreements – The Investment Vehicles may sell securities to financial institutions, such as banks and broker-dealers, subject to the buyer’s simultaneous agreement to repurchase them at an agreed upon time and price (“Reverse Repurchase Agreement”). These transactions involve a risk that the other party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Vehicles. Reverse Repurchase Agreements also involve the risk that the market value of the portfolio security sold by an Investment Vehicle may decline below the price of the securities the Investment Vehicle is obligated to purchase.

•	Distressed Securities – Certain companies in whose securities the Investment Vehicles may invest could be considered distressed. These companies may be in transition, out of favor, financially leveraged or troubled, potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. The companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. A significant portion of the debt obligations and preferred stock in which the Investment Vehicles may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Investment Vehicles experiencing greater risks than they would if investing in higher rated instruments, however this also may offer the potential for high returns.

•	Options – Options that are listed or quoted on a securities exchange or traded over-the-counter are valued at the mean between the closing bid and ask prices for such options on the date of determination or, if no such prices were quoted on such date, the mean between the bid and ask prices on the most immediate prior date on which such prices were quoted. Securities which are not so listed or quoted are valued at their last closing bid prices if held long and at their last closing ask prices if held short.

•	Securities Lending – The Investment Vehicles may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Vehicles are entitled to payments in amounts equal to the interest, dividends, or other distributions payable in respect of the loaned securities, which affords the Investment Vehicles an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, an Investment Vehicle receives collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Risks associated with lending securities include, but are not limited to, loan default, devaluation of collateral and insufficient earnings from the collateral to cover expenses associated with the loan.

(e) Derivative Instruments and Hedging Activities

The Master Portfolio may purchase or sell options and enter into swap agreements as part of a strategy to create investment exposure consistent with the Master Portfolio’s investment objective. As of June 30, 2012, the Master Portfolio did not engage in any such transactions.

(f) Foreign Currency Translation

The books and records of the Master Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, other assets and liabilities at the rate of exchange as of the reporting date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. As of June 30, 2012, the Master Portfolio had no foreign currency activity.

(g) Use of Estimates

The preparation of the Schedule of Investments in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets at the date of the Schedule of Investments. Actual results, including the ultimate amount realized upon the sale of investments valued at fair value, could differ from those estimates, and such differences may be material to the Schedule of Investments.

(h) New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Master Portfolio’s members’ capital. At this time, management is evaluating any impact ASU 2011-11 may have on the Master Portfolio’s financial statements disclosures.

(3)	Fair Value Measurements

The Master Portfolio defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Portfolio’s investments are summarized in the three broad levels listed below:

•	Level 1 –	quoted prices in active markets for identical assets.
•	Level 2 –	investments with other significant observable inputs or fair value of investments in Investment Vehicles as to which the Master Portfolio has the ability to withdraw its capital without penalty as of or within ninety days after the measurement date.
•	Level 3 –	investments with significant unobservable inputs (which may include the Master Portfolio’s own assumptions in determining the fair value of investments) or fair value of investments in Investment Vehicles as to which the Master Portfolio does not have the ability to withdraw its capital without penalty as of or within ninety days after the measurement date.

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those investments.

When determining the fair value of the Master Portfolio’s investments, additional consideration is given to those assets or liabilities that have experienced a decrease in volume or level of activity or have identified circumstances that indicate that a transaction is not orderly.

As of June 30, 2012, there were no Level 1 securities held by the Master Portfolio.

The following is a summary categorization as of June 30, 2012, of the Master Portfolio’s investments based on the level of inputs utilized in determining the value of such investments:

	Level 2	Level 3
	Investment	Investment	Total
	Vehicles	Vehicles	Investments
Investments
Credit Strategies
Long-Short Credit	$10,839,621	$-	$10,839,621
Mortgage Related	-	48,459,976	48,459,976
Equity Strategies
Long-Short Emerging	-	4,115,919	4,115,919
Long-Short U.S.	-	22,201,982	22,201,982
Low Net Sector	5,096,643	-	5,096,643
Low Net U.S.	-	15,993,848	15,993,848
Market Neutral	15,204,253	-	15,204,253
Event Driven Strategies
Event Driven Strategies	18,975,922	145,515	19,121,437
Global Trading
Global Macro	-	14,771,320	14,771,320
Managed Futures	27,241,391	-	27,241,391
Multi-Strategy
Multi-Strategy	65,730,103	32,725,127	98,455,230
Total Investments	$143,087,933	$138,413,687	$281,501,620

 The categorization of investments between Levels 2 and 3 does not reflect the fact that some of the underlying investments held by the Investment Vehicles, if owned directly by the Master Portfolio, might be classified as Level 1 investments.

For each Level 3 investment, some or all of the following may have been used to determine fair value: market conditions, liquidity, and security type. For investments in private investment companies and direct private investments, additional data regarding the operations and financial conditions of the investment, including monthly financial reports, are considered. In the case of investments having lock-ups or suspension of withdrawal rights under certain circumstances, additional consideration is given to these restrictions in the determination of fair value.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Levels 1 and 2 of the fair value hierarchy. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser Valuation Committee for Level 3 Fair Value Measurements for investments held as of June 30 2012:

	Fair Value as of			Liquidity
	June 30,	Valuation		of	Adjustments
	2012	Technique		Investments	To NAV **
Investments in Investment Vehicles
Credit Strategies
Mortgage Related	$48,459,976	NAV as Practical Expedient	*	Greater than 90 Days	None
Equity Strategy
Long-Short Emerging	4,115,919	NAV as Practical Expedient	*	Greater than 90 Days	None
Long-Short U.S.	22,201,982	NAV as Practical Expedient	*	Greater than 90 Days	None
Low Net U.S.	15,993,848	NAV as Practical Expedient	*	Greater than 90 Days	None
Event Driven Strategies	145,515	NAV as Practical Expedient	*	N/A	None
Global Trading
Global Macro	14,771,320	NAV as Practical Expedient	*	Greater than 90 Days	None
Multi-Strategy	32,725,127	NAV as Practical Expedient	*	Greater than 90 Days	None
Total Investments in Investment Vehicles	$138,413,687

* Unobservable valuation input.
** Amounts represent adjustments, if any, made to NAV provided by the investment manager or administrator of the Investment Vehicles. Adjustments to the practical expedient NAV may be made under certain circumstances including, but not limited to, the following: the practical expedient NAV received is not as of the Master Portfolio's measurement date; it is probable that the Investment Vehicle will be sold at a value significantly different than the reported practical expedient NAV; it is determined by the Adviser Valuation Committee that the Investment Vehicle is not being valued at fair value by the Investment Vehicle.

The Master Portfolio discloses transfers between levels based on valuations at the end of the reporting period.

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

						Change in
	Balance as of					Unrealized	Balance as of
	March 31,	Gross	Gross	Transfers	Net Realized	Appreciation/	June 30,
	2012	Purchases	Sales	In/(Out) (a)	Gains (Losses)	Depreciation	2012
Investment Vehicles
Credit Strategies
Mortgage Related	$49,502,681	$-	$(1,828,278)	$-	$161,611	$623,962	$48,459,976
Equity Strategies
Long-Short Emerging	4,420,214	-	-	-	-	(304,295)	4,115,919
Long-Short Global	15,897,742	-	(13,444,964)	-	(1,555,036)	(897,742)	-
Long-Short U.S.	-	-	-	22,456,835	-	(254,853)	22,201,982
Low Net U.S.	-	-	(2,000,000)	17,092,034	(498,498)	1,400,312	15,993,848
Event Driven Strategies
Event Driven Strategies	145,515	-	-	-	-	-	145,515
Global Trading
Global Macro	-	15,000,000	-	-	-	(228,680)	14,771,320
Multi-Strategy
Multi-Strategy	50,270,896	-	(18,000,000)	-	2,996,553	(2,542,322)	32,725,127
Total Investment Vehicles	$120,237,048	$15,000,000	$(35,273,242)	$39,548,869	$1,104,630	$(2,203,618)	$138,413,687

The change in unrealized depreciation from Level 3 investments held at June 30, 2012 is $1,305,876.

(a) Amounts transferred in from Level 2 to Level 3 due to reduced liquidity based upon redemption terms which are tied to specific quarters during the fiscal year.

The Master Portfolio is permitted to measure the fair value of alternative investment entities that do not have a readily determinable fair value, based on the net asset value per share (the “NAV”), or its equivalent such as ownership interest in partners’ capital or members’ capital of the investment as of the reporting date as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Portfolio as of the valuation date. In using the NAV as a practical expedient, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include, but are not limited to, restrictions on the investor’s ability to withdraw its capital at the measurement date, any withdrawal fees, any unfunded commitments, and the investment strategies of the investees. The Master Portfolio has invested in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as a practical expedient. A listing of such investments held by the Master Portfolio and their attributes as of June 30, 2012, are shown in the table below.

					Notice	Redemption
Investment	Investment	Fair Value	Remaining	Redemption	Period	Restrictions
Category	Strategy	(in 000's)	Life	Frequency *	(in Days) *	and Terms *
Credit Strategies (a)	Long and short positions in fixed income and other debt securities of both U.S. and non-U.S. issuers.	$59,300	N/A	Quarterly - Annual	45-90 days	0 - 1 year; 5% - 25% limits on soft locks
Equity Strategies (b)	Long and short positions in common stocks, preferred stocks and convertible securities issued by U.S. companies.	62,613	N/A	Monthly - Annual	30 -90 days	0 - 1 year; 3 year rolling lock; up to 5% redemption fee
Event Driven Strategies (c)	Seek to profit from changes in the prices of securities of companies facing major corporate events, such as mergers, acquisitions, restructurings, spin-offs and significant litigation.	19,121	N/A	Quarterly - Annual	70-90 days	0 − 5 years; approximately 3% is illiquid
Global Trading (d)	Publicly traded equity securities issued by non-U.S. companies.	42,013	N/A	Daily - Monthly	3-90 days	0 - 2 years
Multi-Strategy (e)	Seek to deliver consistently positive returns, regardless of the directional movement of markets, through the use of multiple strategies to smooth returns and reduce volatility.	98,455	N/A	Quarterly - Semi-Annual	45-90 days	0 - 3 years; maximum withdrawal per quarter up to 6.25%
		$281,502

* The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Vehicles may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. Certain Investment Vehicles may impose further restrictions on redemptions, commonly referred to as gates and lock-up periods. These restrictions may cause the Investment Vehicle to become less liquid, i.e., moving from a 90 day or less redemption period to greater than 90 days.

For each of the categories below, the fair value of the Investment Vehicles has been estimated using the net asset value of the Investment Vehicles.

(a) This category includes Investment Vehicles that invest primarily in fixed income securities including bonds, notes and debentures issued by U.S. and non-U.S. corporations, debt securities, municipal securities, mortgage-backed securities and asset backed securities.

(b) This category includes Investment Vehicles that invest primarily in publicly-traded equity securities issued by U.S. companies. These securities will typically trade on one of the major U.S. stock exchanges. Investment Vehicles in this category may include long/short funds.

(c) This category includes Investment Vehicles that typically include investments in common and preferred equities and various types of debt (often based on the probability that a particular event will occur). These may include merger or risk arbitrage investments (securities of companies that announce acquisition offers) and distressed or Special Situations investments (securities of companies that are experiencing difficult business situations). This category may also include Investment Vehicles invested in certain non-security financial assets.

(d) This category includes Investment Vehicles that invest primarily in publicly-traded equity securities issued by foreign companies or securities issued on U.S. stock exchanges that represent ownership of a foreign corporation. Investment Vehicles in this category may include long/short funds.

(e) This category includes Investment Vehicles that invest across a range of strategies including but not limited to relative value strategies, merger arbitrage, high yield/distressed securities and other special situations.

(4)	Investments in Portfolio Securities

(a) Investment Activity

The cost of the Master Portfolio’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Portfolio from such investments. The allocated taxable income is generally reported to the Master Portfolio by its underlying investments on Schedule K-1, Forms 1099 or PFIC statements. The underlying investments generally do not provide the Master Portfolio with tax reporting information until well after year end and as a result, the Master Portfolio is unable to calculate the year end tax cost of its investments until after year end, when the Master Portfolio tax return is complete. The Master Portfolio’s book cost of investments as of June 30, 2012 was $250,175,876, resulting in accumulated net unrealized appreciation of $31,325,744 consisting of $36,565,468 in gross unrealized appreciation and $5,239,724 in gross unrealized depreciation.

(b) Investment Vehicle Liquidity

The Investment Vehicles in which the Master Portfolio invests are generally illiquid. The Master Portfolio may make investments in, or withdrawals from, the Investment Vehicles only at certain times specified in the governing documents of the Investment Vehicles. In addition, the Investment Vehicles may impose certain restrictions on withdrawals, such as lock-ups, gates, or suspension of withdrawal rights under certain circumstances, during which time the Master Portfolio may not withdraw all or part of its interest in an Investment Vehicle, or may withdraw only by paying a penalty (early redemption fee). If adverse market conditions were to develop during any period in which the Master Portfolio is unable to withdraw from the Investment Vehicle, the value of the Master Portfolio’s interest in the Investment Vehicle may be less favorable than the value of that interest at the time when it initially decided to withdraw.

The Investment Vehicles in which the Master Portfolio invests have a greater amount of both market and liquidity risk than many other investment instruments. These investments may trade, if at all, in a limited market and may not be able to be immediately liquidated by the Master Portfolio if needed. Values assigned to these investments may differ significantly from the values that would have been used had a broader market for the investments existed.

The Master Portfolio’s investments in Investment Vehicles are categorized in three levels of liquidity, as determined by the Adviser. The categories and percent of total investments in each are as follows at June 30, 2012:

Liquidity Categories	Investments	Category Definition

Category 1 Funds	51.83%	Investment Vehicles that offer at least quarterly withdrawal
		rights and a lock up period of less than two years.
Category 2 Funds	0.00%	Investment Vehicles that offer at least quarterly withdrawal
		rights after a maximum two-year lock up period.
Category 3 Funds	48.17%	Investment Vehicles that (i) offer at least annual withdrawal rights
		after a lock up period of greater than two years or (ii) do not
		meet this definition or the definition of Categories 1 or 2.
	100%

Some of the Investment Vehicles may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Vehicles that have restricted liquidity, potentially extending over a much longer period than the typical liquidity of an investment in the Investment Vehicles themselves. Should the Master Portfolio seek to liquidate its investment in an Investment Vehicle that maintains one or more of these side pockets, the Master Portfolio might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Master Portfolio is permitted to fully liquidate its interest in the Investment Vehicle, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Vehicle’s investment manager.

(c) Investment Ownership

At June 30, 2012, the Master Portfolio held certain investments that represent more than 5% of the capital of an Investment Vehicle. A listing of these investments (including activity for the period ended June 30, 2012) is shown below:

		For the Period
		April 1, 2012 through June 30, 2012
				Change in	Realized
	Fair Value	Cost of	Proceeds from	Appreciation/	Gain (Loss) on	Fair Value
Investment Vehicles	3/31/2012	Purchases	Sales	Depreciation	Investments	6/30/2012

Halcyon Asset Backed Value Fund, LP	$23,190,478	$-	$-	$204,906	$-	$23,395,384

Magnetar Structured Credit Fund, LP	26,312,203	-	(1,828,278)	419,056	161,611	25,064,592

Sansar Capital Special Opportunity Fund, LP	4,420,214	-	-	(304,295)	-	4,115,919

Stratus Feeder, LLC, Class 1X	14,427,003	-	-	21,528	-	14,448,531

Two Sigma ABS Return Fund, LP	10,168,647	5,000,000	-	35,606	-	15,204,253
	$78,518,545	$5,000,000	$(1,828,278)	$376,801	$161,611	$82,228,679

Item 2. Controls and Procedures.

(a)      The registrant’s President and Treasurer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s most recent fiscal quarter that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Multi-Manager Master Portfolio, LLC

By (Signature and Title):	/s/ Bashir C. Asad
Bashir C. Asad, Treasurer

Date	August 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Maria Elena Lagomasino
Maria Elena Lagomasino, President

Date	August 27, 2012

By (Signature and Title):	/s/ Bashir C. Asad
Bashir C. Asad, Treasurer

Date	August 27, 2012